Exhibit 99.2

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                             3 MO. ENDED DECEMBER 31              12 MO. ENDED DECEMBER 31
                                                       ----------------------------------    ----------------------------------
Line                                                     2002        2001     INCR (DECR)      2002        2001     INCR (DECR)
                                                       --------    --------   -----------    --------    --------   -----------
     EARNINGS CONTRIBUTION
       BY SUBSIDIARY ($ MILLIONS)

1        Arizona Public Service                        $     16    $     39    $    (23)     $    199    $    281    $    (82)
2        Pinnacle West Energy                               (31)          4         (35)          (19)         18         (37)
3        APS Energy Services                                  8          --           8            28         (10)         38
4        SunCor                                              10          --          10            19           3          16
5        El Dorado                                          (37)         --         (37)          (55)         --         (55)
6        Parent Company                                      19          (7)         26            43          35           8
                                                       --------    --------    --------      --------    --------    --------
7            Income Before Accounting Change                (15)         36         (51)          215         327        (112)
8        Cumulative Effect of Change in Accounting -
           Net of Tax                                       (66)         --         (66)          (66)        (15)        (51)
                                                       --------    --------    --------      --------    --------    --------

9            Net Income                                $    (81)   $     36    $   (117)     $    149    $    312    $   (163)
                                                       ========    ========    ========      ========    ========    ========
     EARNINGS PER SHARE
       BY SUBSIDIARY - DILUTED

10       Arizona Public Service                        $   0.19    $   0.46    $  (0.27)     $   2.35    $   3.30    $  (0.95)
11       Pinnacle West Energy                             (0.37)       0.04       (0.41)        (0.23)       0.21       (0.44)
12       APS Energy Services                               0.09          --        0.09          0.33       (0.12)       0.45
13       SunCor                                            0.11        0.01        0.10          0.22        0.04        0.18
14       El Dorado                                        (0.43)         --       (0.43)        (0.65)         --       (0.65)
15       Parent Company                                    0.24       (0.09)       0.33          0.51        0.42        0.09
                                                       --------    --------    --------      --------    --------    --------

16           Income Before Accounting Change              (0.17)       0.42       (0.59)         2.53        3.85       (1.32)

17       Cumulative Effect of Change in Accounting -
           Net of Tax                                     (0.78)         --       (0.78)        (0.77)      (0.17)      (0.60)
                                                       --------    --------    --------      --------    --------    --------

18           Net Income                                $  (0.95)   $   0.42    $  (1.37)     $   1.76    $   3.68    $  (1.92)
                                                       ========    ========    ========      ========    ========    ========

19   BOOK VALUE PER SHARE                              $  29.40    $  29.46    $  (0.06)     $  29.40    $  29.46    $  (0.06)

     COMMON SHARES OUTSTANDING -
       DILUTED (THOUSANDS)
20       Average                                         85,302      84,824         478        84,964      84,930          34
21       End of Period                                   91,255      84,724       6,531        91,255      84,724       6,531

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                                   3 MO. ENDED DECEMBER 31             12 MO. ENDED DECEMBER 31
                                                             ----------------------------------   ----------------------------------
Line                                                           2002        2001     INCR (DECR)     2002        2001     INCR (DECR)
                                                             --------    --------   -----------   --------    --------   -----------
     ELECTRIC OPERATING REVENUES
       (DOLLARS IN MILLIONS)
     Retail
22       Residential                                         $    172    $    180    $     (8)    $    906    $    915    $     (9)
23       Business                                                 212         219          (7)         928         952         (24)
                                                             --------    --------    --------     --------    --------    --------
24           Total retail                                         384         399         (15)       1,834       1,867         (33)
                                                             --------    --------    --------     --------    --------    --------
     Wholesale revenue on delivered electricity
25       Traditional contracts                                      3           2           1            9          73         (64)
26       Retail load hedge management                              11          27         (16)         123         578        (455)
         Marketing and trading -- delivered                                    --
27           Generation sales other than native load               32           6          26           50         148         (98)
28           Realized margins on electricity trading                3          38         (35)          49          62         (13)
29           Other delivered electricity (a)                       81          29          52          207         329        (122)
                                                             --------    --------    --------     --------    --------    --------
30           Total delivered marketing and trading                116          73          43          306         539        (233)
                                                             --------    --------    --------     --------    --------    --------
31       Total delivered wholesale electricity                    130         102          28          438       1,190        (752)
                                                             --------    --------    --------     --------    --------    --------
     Other marketing and trading
32       Realized margins on delivered commodities
            other than electricity (a)                              6           4           2            8         (14)         22
33       Prior period mark-to-market (gains) losses on
            contracts delivered during current period (a)          (8)        (51)         43          (40)         (1)        (39)
34       Change in mark-to-market for future-period
           deliveries                                              (1)         (9)          8           52         127         (75)
                                                             --------    --------    --------     --------    --------    --------
35       Total other marketing and trading                         (3)        (56)         53           20         112         (92)
                                                             --------    --------    --------     --------    --------    --------
36   Transmission for others                                       12           8           4           30          26           4
37   Other miscellaneous services                                   7           1           6           17          18          (1)
                                                             --------    --------    --------     --------    --------    --------
38           Total electric operating revenues               $    530    $    454    $     76     $  2,339    $  3,213    $   (874)
                                                             ========    ========    ========     ========    ========    ========
     ELECTRIC SALES (GWH)

     Retail sales
39       Residential                                            2,056       2,149         (93)      10,444      10,335         109
40       Business                                               3,036       3,071         (35)      12,917      13,064        (147)
                                                             --------    --------    --------     --------    --------    --------
41           Total retail                                       5,092       5,220        (128)      23,361      23,399         (38)
                                                             --------    --------    --------     --------    --------    --------
     Wholesale electricity delivered
42       Traditional contracts                                    140          83          57          474       1,213        (739)
43       Retail load hedge management                             296         382         (86)       2,642       3,040        (398)
         Marketing and trading -- delivered
44           Generation sales other than native load            1,051         256         795        1,791       1,388         403
45           Electricity trading                                4,312       3,828         484       16,925      12,031       4,894
46           Other delivered electricity                        1,733         746         987        4,139       2,582       1,557
                                                             --------    --------    --------     --------    --------    --------
47           Total delivered marketing and trading              7,096       4,830       2,266       22,855      16,001       6,854
                                                             --------    --------    --------     --------    --------    --------
48       Total delivered wholesale electricity                  7,532       5,295       2,237       25,971      20,254       5,717
                                                             --------    --------    --------     --------    --------    --------
49           Total electric sales                              12,624      10,515       2,109       49,332      43,653       5,679
                                                             ========    ========    ========     ========    ========    ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 28 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $8 million was transferred to "realized" for the fourth quarter of 2002. Lines 28 and 32 include amounts totaling $9 million of realized revenues for the fourth quarter of 2002.

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                                      3 MO. ENDED DECEMBER 31           12 MO. ENDED DECEMBER 31
                                                                  -------------------------------    -------------------------------
Line                                                               2002       2001    INCR (DECR)      2002      2001    INCR (DECR)
                                                                  -------    -------  -----------    -------    -------  -----------
     MARKETING AND TRADING SEGMENT
         PRETAX GROSS MARGIN ANALYSIS
         (DOLLARS IN MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
         Realized margin on delivered commodities
             Electricity
50              Generation sales other than native load           $     9    $     3    $     6      $    14    $    80    $   (66)
51              Other electricity marketing and trading (a)            23         56        (33)          99        117        (18)
                                                                  -------    -------    -------      -------    -------    -------
52              Total electricity                                      32         59        (27)         113        197        (84)
53           Other commodities (a)                                      6          4          2            8        (14)        22
                                                                  -------    -------    -------      -------    -------    -------
54           Total realized margin                                     38         63        (25)         121        183        (62)
                                                                  -------    -------    -------      -------    -------    -------
         Prior-period mark-to-market (gains) losses on contracts
            delivered during current period
55           Electricity (a)                                           (4)       (38)        34          (30)       (11)       (19)
56           Other commodities (a)                                     (4)        (4)        --          (11)        25        (36)
             Charge related to trading activities with Enron
57              and its affiliates                                     --         (8)         8           --         (8)         8
                                                                  -------    -------    -------      -------    -------    -------
58           Subtotal                                                  (8)       (50)        42          (41)         6        (47)
                                                                  -------    -------    -------      -------    -------    -------
59       Total current period effects (b)                              30         13         17           80        189       (109)
                                                                  -------    -------    -------      -------    -------    -------
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
61       Electricity                                                    6         (2)         8           63        146        (83)
62       Other commodities                                             (7)        (7)        --          (11)       (18)         7
                                                                  -------    -------    -------      -------    -------    -------
63       Subtotal                                                      (1)        (9)         8           52        128        (76)
                                                                  -------    -------    -------      -------    -------    -------
64   Total gross margin                                           $    29    $     4    $    25      $   132    $   317    $  (185)
                                                                  =======    =======    =======      =======    =======    =======

     FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

     As of December 31, 2002, Pinnacle West had accumulated mark-to-market net gains of $41 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2003, $4 million; 2004, $10 million; 2005 and thereafter, $27 million.

     ----------
     (a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $4 million was transferred to "realized" for the fourth quarter of 2002. A $4 million realized gain is included in the $23 million on line 51 for the fourth quarter of 2002.
     (b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                           3 MO. ENDED DECEMBER 31              12 MO. ENDED DECEMBER 31
                                                     ----------------------------------    ----------------------------------
Line                                                   2002        2001     INCR (DECR)      2002        2001     INCR (DECR)
                                                     --------    --------   -----------    --------    --------   -----------
     MARKETING AND TRADING SEGMENT
         PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
         (DOLLARS IN MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                     $     34    $     15    $     19      $    147    $    328    $   (181)
66   Natural gas                                           (5)         (3)         (2)           (6)         (8)          2
67   Coal                                                  --          (6)          6            (2)          7          (9)
68   Emission allowances                                   --          (2)          2            (7)        (10)          3
69   Other                                                 --          --          --            --          --          --
                                                     --------    --------    --------      --------    --------    --------
70       Total Gross Margin                          $     29    $      4    $     25      $    132    $    317    $   (185)
                                                     ========    ========    ========      ========    ========    ========
     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71       Generation sales other than native load     $      5    $     --    $      5      $      8    $     --    $      8
72       Other marketing and trading                        9          (6)         15            82          78           4
     APS
73       Generation sales other than native load           --           3          (3)            2          79         (77)
74       Other marketing and trading                       --           3          (3)           --         156        (156)
     Pinnacle West Energy
75       Generation sales other than native load            4          --           4             4          --           4
76       Other marketing and trading                       --          --          --            --          --          --
     APS ES
77       Other marketing and trading                       11           4           7            36           4          32
                                                     --------    --------    --------      --------    --------    --------
78   Total gross margin before income taxes          $     29    $      4    $     25      $    132    $    317    $   (185)
                                                     --------    --------    --------      --------    --------    --------

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                3 MO. ENDED DECEMBER 31              12 MO. ENDED DECEMBER 31
                                          ----------------------------------    ----------------------------------
Line                                        2002        2001     INCR (DECR)      2002        2001     INCR (DECR)
                                          --------    --------   -----------    --------    --------   -----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79       Residential                       811,930     786,382      25,548       801,801     776,339      25,462
80       Business                          101,177      98,631       2,546       100,228      98,198       2,030
                                          --------    --------    --------      --------    --------    --------
81           Total                         913,107     885,013      28,094       902,029     874,537      27,492
82   Wholesale customers                        67          66           1            67          66           1
                                          --------    --------    --------      --------    --------    --------
83           Total customers               913,174     885,079      28,095       902,096     874,603      27,493
                                          ========    ========    ========      ========    ========    ========

84   Customer Growth (% over prior year)       3.2%        3.2%        0.0%          3.1%        3.7%       (0.5)%


     RETAIL SALES (GWH) -
        WEATHER NORMALIZED

85   Residential                             2,123       2,129          (6)       10,276       9,677         599
86   Business                                3,015       3,013           2        12,856      12,777          79
                                          --------    --------    --------      --------    --------    --------
87           Total                           5,138       5,142          (4)       23,132      22,454         678
                                          ========    ========    ========      ========    ========    ========
     RETAIL USAGE
         (KWH/AVERAGE CUSTOMER)

88   Residential                             2,532       2,733        (201)       13,025      13,312        (287)
89   Business                               30,011      31,136      (1,125)      128,885     133,037      (4,152)

     RETAIL USAGE -
          WEATHER NORMALIZED
         (KWH/AVERAGE CUSTOMER)

90   Residential                             2,615       2,707         (92)       12,817      12,465         352
91   Business                               29,797      30,548        (751)      128,269     130,115      (1,846)

     ELECTRICITY DEMAND (MW)

92   System peak demand                      3,828       3,898         (70)        5,803       5,687         116

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                                 3 MO. ENDED DECEMBER 31               12 MO. ENDED DECEMBER 31
                                                           -----------------------------------    ----------------------------------
Line                                                         2002         2001     INCR (DECR)      2002        2001     INCR (DECR)
                                                           --------     --------   -----------    --------    --------   -----------
     ENERGY SOURCES (GWH)

     Generation production
93       Nuclear                                              2,094        1,818         276         8,980       8,384         596
94       Coal                                                 3,183        3,203         (20)       12,056      12,572        (516)
95       Gas, oil and other                                   1,455          583         872         4,003       4,003          --
                                                           --------     --------    --------      --------    --------    --------
96           Total                                            6,732        5,604       1,128        25,039      24,959          80
                                                           --------     --------    --------      --------    --------    --------
     Purchased power
97       Firm load                                             (157)         212        (369)        1,619       2,961      (1,342)
98       Marketing and trading                                6,340        4,955       1,385        23,704      17,653       6,051
                                                           --------     --------    --------      --------    --------    --------
99           Total                                            6,183        5,167       1,016        25,323      20,614       4,709
                                                           --------     --------    --------      --------    --------    --------
100          Total energy sources                            12,915       10,771       2,144        50,362      45,573       4,789
                                                           ========     ========    ========      ========    ========    ========
     POWER PLANT PERFORMANCE

     Capacity Factors
101      Nuclear                                                 87%          76%         11%           94%         88%          6%
102      Coal                                                    84%          85%         (1)%          80%         84%         (4)%
103      Gas, oil and other                                      29%          20%          9%           27%         37%        (10)%
104      System average                                          60%          62%         (2)%          63%         70%         (7)%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
105      Nuclear                                                129          246        (117)           67         127         (60)
106      Coal                                                   116           90          26           167         167          --
107      Gas                                                     54           16          38            48          32          16
108          Total                                              299          352         (53)          282         326         (44)

109  Generation Fuel Cost ($/MWh)                          $  13.05     $  12.51    $   0.54      $  13.01    $  16.22    $  (3.21)

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                             3 MO. ENDED DECEMBER 31                12 MO. ENDED DECEMBER 31
                                                      ------------------------------------    -----------------------------------
Line                                                    2002         2001      INCR (DECR)      2002         2001     INCR (DECR)
                                                      --------     --------    -----------    --------     --------   -----------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
         On-Peak
110          Palo Verde                               $  36.18     $  26.89     $   9.29      $  32.28     $ 118.41    $ (86.13)
111          SP15                                     $  41.35     $  28.38     $  12.97      $  34.22     $ 119.99    $ (85.77)
         Off-Peak
112          Palo Verde                               $  25.09     $  18.33     $   6.76      $  19.89     $  61.57    $ (41.68)
113          SP15                                     $  28.52     $  20.41     $   8.11      $  21.69     $  73.48    $ (51.79)


     WEATHER INDICATORS

     Actual
114      Cooling degree-days                               398          620         (222)        4,875        5,122        (247)
115      Heating degree-days                               328          460         (132)          800        1,160        (360)
116      Average humidity                                   38%          39%          (1) %         27%          36%         (9)%
     10-Year Averages
117      Cooling degree-days                               398          398           --         4,381        4,381          --
118      Heating degree-days                               435          435           --         1,026        1,026          --
119      Average humidity                                   40%          40%           0%           36%          36%          0%


     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b)
120      Single-family                                   8,250        6,240        2,010        33,955       32,455       1,500
121      Multi-family                                    1,327          717          610         6,577        8,969      (2,392)
                                                      --------     --------     --------      --------     --------    --------
122          Total                                       9,577        6,957        2,620        40,532       41,424        (892)
                                                      ========     ========     ========      ========     ========    ========
     Arizona Job Growth  (c)
123      Payroll job growth (% over prior year)            0.0%        (0.9)%        0.9%         (0.8)%        0.9%       (1.7)%
124      Unemployment rate (%, seasonally adjusted)        5.7%         5.4%         0.3%          5.8%         4.5%        1.3%

     SOURCES:
     ----------
     (a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
     (b)  Arizona Real Estate Center, Arizona State University College of
          Business
     (c)  Arizona Department of Economic Security

See Glossary of Terms.